Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated March 4, 2011
to the Statutory Prospectus for Class A, B, C and R Shares of Allianz Multi-Strategy Funds
and to the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of
Allianz Multi-Strategy Funds,
each Dated April 1, 2010 (as revised December 27, 2010)

Disclosure Related to each of
Allianz Global Investors Solutions 2015 Fund,
Allianz Global Investors Solutions 2020 Fund,
Allianz Global Investors Solutions 2030 Fund,
Allianz Global Investors Solutions 2040 Fund,
Allianz Global Investors Solutions 2050 Fund,
Allianz Global Investors Solutions Retirement Income Fund,
Allianz Global Investors Solutions Growth Allocation Fund and
Allianz Global Investors Solutions Core Allocation Fund
(each a “Fund” and, collectively, the “Funds”)

     Within the Fund Summary relating to each of Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2040 Fund, Allianz Global Investors Solutions 2050 Fund and Allianz Global Investors Solutions Retirement Income Fund, the subsection entitled “Management of the Fund — Portfolio Managers” is hereby restated in its entirety as follows:
Stephen Sexauer has been the Chief Investment Officer of AGI Solutions since inception in June, 2008 and has managed the Fund since inception in 2008. Mr. Sexauer has overall responsibility for all investment functions at AGI Solutions and is directly responsible for portfolio risk profiles, asset allocation and fund selection.
Paul Pietranico, CFA has been a senior portfolio manager with AGI Solutions since inception in June, 2008 and has managed the Fund since inception in 2008. Mr. Pietranico, with Stephen Sexauer, is directly responsible for portfolio risk profiles, asset allocation and fund selection.
James Macey, CFA has been a portfolio manager with AGI Solutions and has managed the Fund since January, 2011. Mr Macey is responsible for portfolio implementation and trading and the coordination of the investment team’s due diligence research on underlying managers.
     Within the Fund Summary relating to each of Allianz Global Investors Solutions Growth Allocation Fund and Allianz Global Investors Solutions Core Allocation Fund, the subsection entitled “Management of the Fund — Portfolio Managers” is hereby restated in its entirety as follows:
Stephen Sexauer has been the Chief Investment Officer of AGI Solutions since inception in June, 2008 and has managed the Fund since inception in 2009. Mr. Sexauer has overall responsibility for all investment functions at AGI Solutions and is directly responsible for portfolio risk profiles, asset allocation and fund selection.
Paul Pietranico, CFA has been a senior portfolio manager with AGI Solutions since inception in June, 2008 and has managed the Fund since inception in 2009. Mr. Pietranico, with Stephen Sexauer, is directly responsible for portfolio risk profiles, asset allocation and fund selection.

James Macey, CFA has been a portfolio manager with AGI Solutions and has managed the Fund since January, 2011. Mr Macey is responsible for portfolio implementation and trading and the coordination of the investment team’s due diligence research on underlying managers.
The information relating to the Funds in the second paragraph under “Management of the Funds — Sub-Advisers — AGI Solutions” in the Prospectus is amended to reflect that James Macey has joined Stephen Sexauer and Paul Pietranico as a portfolio manager of the AGI Solutions Funds. Stephen Sexauer and Paul Pietranico are the individuals at AGI Solutions primarily responsible for selecting and allocating the AGI Solutions Funds’ assets among the Underlying Funds and other investments. Mr. Macey is responsible for portfolio implementation and trading and the coordination of the investment team’s due diligence research on underlying managers.
     The information relating to the Funds in the table under “Management of the Funds — Sub-Advisers — AGI Solutions” in the Prospectus is hereby restated in its entirety as follows:

Portfolio
Managers	Since	Recent Professional Experience
Stephen Sexauer	2008- 2009* (since inception)	Stephen Sexauer has been the Chief Investment Officer of AGI Solutions since inception in June, 2008, and has been a Managing Director of Allianz Global Investors of America LLC or one of its subsidiaries since May, 2003. Mr. Sexauer has overall responsibility for all investment functions at AGI Solutions and is directly responsible for portfolio risk profiles, asset allocation and fund selection. Mr. Sexauer was a portfolio manager at Morgan Stanley Investment Management from July 1989-March 2002 and worked at Salomon Brothers from November 1986-June 1989. Mr. Sexauer previously worked in Economic Consulting at Merrill Lynch Economics and at Wharton Econometrics. Mr. Sexauer holds an MBA from the University of Chicago with concentrations in economics and statistics and a BS from the University of Illinois in economics.
Paul Pietranico, CFA	2008- 2009* (since inception)	Paul Pietranico, CFA has been a senior portfolio manager with AGI Solutions since inception in June, 2008. Mr. Pietranico, with Stephen Sexauer, is directly responsible for portfolio risk profiles, asset allocation and fund selection. He joined Allianz Global Investors of America L.P. in June 2005 as director of the due diligence, investment risk analysis and performance reporting teams. Mr. Pietranico worked at the Center for Investment Research at Charles Schwab & Co. from 1996-2005, where most recently he was a director of quantitative research. He worked on research and modeling for Schwab’s proprietary rating system for open-ended mutual funds. He also spent several years working on research projects relating to Schwab’s investment advice offerings including software tools for retirement planning, portfolio simulation, risk analysis, asset allocation and portfolio construction. Mr. Pietranico started his career at Schwab as a mutual fund due diligence analyst. Mr. Pietranico holds a BS in physics, an MA in philosophy of science and an MS in Engineering Economic Systems and Operations Research from Stanford University.

Portfolio
Managers	Since	Recent Professional Experience
James Macey, CFA, CAIA	2011	James Macey, CFA joined AGI Solutions in June 2009, and has been a portfolio manager since January, 2011. Mr. Macey is responsible for portfolio implementation and trading and the coordination of the investment team’s due diligence research on underlying managers. He joined Allianz Global Investors of America L.P. in July 2006 as an analyst on the investment manager due diligence and portfolio risk analysis team. Prior to that, he worked as an equity research analyst at Lehman Brothers where he conducted quantitative and fundamental equity research including relative valuation, pair trading and statistical modeling. From 2000-2005, Mr. Macey worked at Bloomberg Financial Markets. Mr. Macey holds an MSci (Hons.) in Astrophysics from University College London.

*	The Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Growth Allocation Fund commenced operations on May 4, 2009. The Core Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.